UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K/A

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 29, 2017

AMERICAN MIDSTREAM PARTNERS, LP
(Exact name of registrant as specified in its charter)
Delaware    001-35257    27-0855785

(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)
2103 CityWest Blvd, Bldg 4, Suite 800, Houston, TX 77042 (Address of principal executive offices)	80202 (Zip Code)

Registrant’s telephone number, including area code: (346) 241-3545

Not applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

EXPLANATORY NOTE

This Current Report on Form 8-K/A amends and supplements the Current Report on Form 8-K of American Midstream Partners, LP (“AMID”), dated September 29, 2017 and filed with the Securities and Exchange Commission on October 3, 2017 (the “Initial Form 8-K”), which reported under Item 2.01 that on September 29, 2017, AMID completed its acquisition of an additional 15.5% equity interest in Class A units of Delta House FPS LLC (“FPS”) and Delta House Oil and Gas Lateral LLC (“Lateral”). This amendment is filed to provide the financial statements of FPS and Lateral and the pro forma financial information of AMID for such transactions as required by Item 9.01 of Form 8-K. Except as set forth below, the Initial Form 8-K is unchanged.

Item 9.01 Financial Statements and Exhibits

(a) Financial statements of businesses acquired

The unaudited financial statements of Delta House FPS LLC for the six months ended June 30, 2017 and 2016, as filed herewith as Exhibit 99.1, the audited financial statements of Delta House FPS LLC as of and for the years ended December 31, 2016 and 2015, including the notes thereto, as filed herewith as Exhibit 99.2, and the audited financial statements of Delta House FPS LLC as of and for the years ended December 31, 2014, including the notes thereto, as filed herewith as Exhibit 99.3.

The unaudited financial statements of Delta House Oil and Gas Lateral, LLC for the six months ended June 30, 2017 and 2016, as filed herewith as Exhibit 99.4, the audited financial statements of Delta House Oil and Gas Lateral, LLC as of and for the years ended December 31, 2016 and 2015, including the notes thereto, as filed herewith as Exhibit 99.5, and the audited financial statements of Delta House Oil and Gas Lateral, LLC as of and for the years ended December 31, 2014, including the notes thereto, as filed herewith as Exhibit 99.6.

(b) Pro forma financial information

The unaudited pro forma condensed consolidated financial statements of American Midstream Partners, LP and Subsidiaries for the nine months ended September 30, 2017, and for the year ended December 31, 2016, including the notes thereto, are filed herewith as Exhibit 99.7.

(c) Exhibits

Number	Description
23.1	Consent of Independent Auditors-BDO USA, LLP. Delta House FPS LLC
23.2	Consent of Independent Auditors-BDO USA, LLP. Delta House Oil and Gas Lateral, LLC
99.1	Unaudited financial statements of Delta House FPS LLC for the six months ended June 30, 2017 and 2016.
99.2
Audited financial statements of Delta House FPS LLC as of and for the years ended December 31, 2016 and 2015, including the notes thereto (incorporated by reference to Exhibit 99.2 of the Annual Report on Form 10-K of American Midstream Partners, LP, as filed with the SEC on March 28, 2017).

99.3
Audited financial statements of Delta House FPS LLC as of and for the year ended December 31, 2014, including the notes thereto (incorporated by reference to Exhibit 99.2 of the Current Report on Form 8-K/A of American Midstream Partners, LP, as filed with the SEC on October 23, 2015).

99.4	Unaudited financial statements of Delta House Oil and Gas Lateral, LLC for the six months ended June 30, 2017 and 2016.
99.5
Audited financial statements of Delta House Oil and Gas Lateral, LLC as of and for the years ended December 31, 2016 and 2015, including the notes thereto (incorporated by reference to Exhibit 99.3 of the Annual Report on Form 10-K of American Midstream Partners, LP, as filed with the SEC on March 28, 2017).

99.6
Audited financial statements of Delta House Oil and Gas Lateral, LLC as of and for the year ended December 31, 2014, including the notes thereto (incorporated by reference to Exhibit 99.3 of the Current Report on Form 8-K/A of American Midstream Partners, LP, as filed with the SEC on October 23, 2015).

99.7
Unaudited pro forma condensed consolidated financial statements of American Midstream Partners, LP and Subsidiaries for the nine months ended September 30, 2017 and for the year ended December 31, 2016, including the notes thereto.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

American Midstream Partners, LP

	By:	American Midstream GP, LLC,
its General Partner

Date: December 8, 2017	By:	/s/ Eric Kalamaras
	Name:	Eric Kalamaras
	Title:	Senior Vice President and Chief Financial Officer